Business Update September 16 - 17, 2014 EXHIBIT 99.1

Safe Harbor Statement 2 The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC, CFTC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues; volatility in commodity markets; deviations in weather and related risks impacting the results of our energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2013 Forms 10-K and 2014 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

• Overview • Long-Term Growth Update • Summary 3

DTE Electric DTE Gas DTE Energy is an integrated energy company 4 Complementary Non-Utility Businesses Strong, Stable and Growing Utilities • Electric generation and distribution • Fully regulated by Michigan Public Service Commission • Natural gas transmission, storage and distribution • Fully regulated by Michigan Public Service Commission Gas Storage & Pipelines (GSP) Power & Industrial Projects (P&I) Energy Trading Transport and store natural gas Generate economic value and provide strategic benefits Own and operate energy related assets Utility / non-utility earnings mix of 80% / 20% evolves to 70% / 30% by 2018

Our business strategy is fundamental to how we create value for our investors  Utility growth plan driven by infrastructure investments  Strategic, transparent, low-risk growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Operational excellence and customer satisfaction that are distinctive in our industry  60% - 70% dividend payout target and strong BBB credit rating 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet 5

2008A 2009A 2010A 2011A 2012A 2013A 2014E 2015E 2016E 2017E 2018E $3.33 $4.09 $3.75 $3.64 $2.12 $2.24 $2.35 $2.48 $2.12 * Reconciliation to GAAP reported earnings included in the appendix DTE has raised its annual dividend over 5% to $2.76 marking the fifth consecutive year of an increase in line with our stated long-term earnings targets (dollars) Operating EPS* 7.2% CAGR 2008-2014 Dividend per share 5.4% CAGR 2009-2014 (Annualized) $2.83 $3.94 $4.30 Guidance Midpoint Aspiration of over $1 billion in operating earnings by 2018 $2.62 6 $2.76

DTE has delivered total shareholder return above market indices 7 16% 20% 22% 11% 12% 13% 12% 10% 8% 18% 17% 8% YTD 3 YR 5 YR 10 YR DTE S&P500 Utilities S&P500 Historical Total Shareholder Return CAGR* * As of July 31, 2014 Source: Bloomberg

• Overview • Long-Term Growth Update • Summary 8

Michigan economic indicators highlight continued growth over the next few years 9 7.1% 13.4% 8.8% 7.5% 7.0% 6.7% 2007 2009 2013 2014E 2015E 2016E Source: IHS 420 366 408 415 425 434 2007 2009 2013 2014E 2015E 2016E (billons) Michigan #8 most competitive for job creation 2,295 1,144 2,433 2,292 2,414 2,538 2007 2009 2013 2014E 2015E 2016E (000s) 18.7 6.8 15.1 15.1 18.5 21.8 2007 2009 2013 2014E 2015E 2016E (000s) Gross State Product Increased Auto Production Lower Unemployment Rate Housing Starts Up Michigan most improved Pro-Business state AMERICAN ECONOMIC DEVELOPMENT INSTITUTE with Pollina Corp. Real Estate Michigan leads nation in manufacturing job growth

Michigan’s regulatory environment ranks among the best in the country Data source: Standard & Poor’s, January 2014 10 MI Strong Strong / Adequate Adequate

Upward pressure on customer rates will be minimized by cost controls, surcharge reductions and load growth  $650 million* of surcharge reductions  File rate case late 2014 or early 2015  Targeting to stay close to rate neutral through 2018 DTE Electric  Targeting to file rate case 2017 or after Rate increases below inflation levels DTE Gas 11 CUSTOMER UTILITY RATES * Includes ~$300 million surcharge reduction for renewable energy, power supply cost recovery (PSCR) and choice incentive mechanism implemented Q1 2014 and ~$350 million securitization surcharge reduction in Q1 2015

DTE’s CI capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power **Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense 12 Electric Industry Peers* 2008 to 2013 Change in O&M Costs 70% DTE 0% Avg. 25% 71% DTE -6% Gas Industry Peers** 2008 to 2013 Change in O&M Costs Avg. 13%

Our electric utility is investing $6.7 billion in three key growth areas through 2018 • Environmental requirements • $280 million in 2014 • Power plant reliability • Expanded distribution reliability program • Advanced Metering Infrastructure • $1.1 billion in 2014 • 10% renewable energy standard by 2015 • Renewal of generation asset base • $240 million in 2014 Base Infrastructure $5.6 billion Generation Compliance $700 million New Generation $400 million Targeting 5% - 6% growth 13

New natural gas and wind capacity will replace coal retirements and increase DTE Electric total average annual investment

DTE Energy

Generation Capacity
(GW)


~11.3
~11.9
Nuclear/other
~20%
Renewables
~10%
Coal
~70%
~20%
Nuclear/other
~40%
Renewables
/Gas
~40%
Coal
2014
~2025 Scenario

DTE Electric Total Annual Average Investment
(billions)


~$1.3
~$1.3 - $2.0
2014-2018
2019-2025

- New capacity by acquisition or new build
- Ultimate timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies
- DTE Electric total investment post 2018 likely to be at higher end of range pending outcome of EPA requirements

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Our gas utility is making $1.2 billion of reliability and pipeline integrity investments through 2018 • Capital recovered through the Infrastructure Recovery Mechanism • ~4,000 miles of distribution main to be replaced • $90 million investment in 2014 • Strengthen and expand distribution system • Continued long-term investment in infrastructure • $150 million investment in 2014 Targeting 5% - 6% growth Main Renewal, Meter Move-Out & Pipeline Integrity $500 million Base Infrastructure $700 million 15

Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms 16 Pipeline Gathering Storage

Bluestone Gathering • Long-term agreement with Southwestern in Marcellus shale Michigan Gathering • Lateral additions ongoing New Developments • Working with interested parties in Marcellus, Utica and Michigan shales Gas Storage & Pipelines platforms drive growth through new projects and expansions Pipeline Platform Bluestone Pipeline Targeting 10% to 15% Growth with 10% to 12% ROIC Michigan Storage • 91 Bcf of working capacity • Strategically located between Chicago and Dawn trading hubs Bluestone Gathering Gathering Platform Washington 10 Storage Platform 17 Bluestone Pipeline • 0.6 Bcf/d to Millennium and Tennessee pipelines; 0.4 Bcf/d expansion 2014-2016 Millennium Pipeline • 0.8 Bcf/d to Ramapo, NY; 0.2 – 0.5 Bcf future expansion (planning phase) post 2017 Vector Pipeline • 1.3 Bcf/d from Chicago to Ontario; potential NEXUS related expansion Proposed NEXUS Pipeline

NEXUS is the leading proposed project to bring Utica and Southwest Marcellus natural gas to market 18 • Successful binding open season concluded August 21, 2014. Final contract negotiations underway • On track for 1.5 Bcf/d, providing opportunity to increase investment • Utilizes existing corridors and infrastructure for most of its route • Minimizes environmental and local impacts • Expected in-service as early as 4Q 2017

2012A 2013A 2014E 2015E 2016E 2017E 2018E $78 - $86 Gas Storage & Pipelines operating earnings* potential of $130 million by 2018 * Reconciliation to GAAP reported earnings included in the appendix (millions) Pipeline Platform Gathering Platform Storage Platform New Project Development (NEXUS; other gathering and pipeline expansions) $1.0 - $1.3 billion investment $70 ~$130 $45 $45 $20 $20 $1.0 - $1.4 billion investment** 19 $61 ** 2014-2018 forecast • Bluestone lateral expansion • Millennium expansion

Power & Industrial Projects is focused in three key business lines Wood-fired Plant Cassville, WI • Fuel that reduces emissions from coal-fired plants • 9 units, 5 states • Utility contracted • Utility services at industrial sites • Coke and pulverized coal for steel customers • 36 projects, 11 states • Wood-fired power plants • Landfill gas to energy projects • 26 projects, 11 states • Primarily utility contracted Targeting ~20% Growth with 10% to 15% ROIC Industrial Energy Services On-site Energy Project Renewable Energy Wood-fired Plant Reduced Emissions Fuel Reduced Emissions Fuel Plant 20

Power & Industrial Projects is executing on its growth plans Industrial Energy Services • Cogen project being constructed to serve Ohio manufacturer expected to commence operations by end of year • Organic growth generated from 2012 acquisition of on-site energy portfolio Renewables • Began commercial operations of 45MW wood- fired project near Stockton, CA • Operations expected to commence at landfill gas projects in North Carolina (10MW) and Los Angeles (50% ownership of 20MW) Reduced Emissions Fuel • Relocation of 8th unit completed • Negotiations underway for relocation of 9th unit 2014 Progress 21

2012A 2013A 2014E 2015E 2016E 2017E 2018E Power & Industrial Projects is targeting $155 million of operating earnings* by 2018 through growth in each of its business lines ~$155 (millions) $35 $70 $85 ($65) $30 $70 New Project Development / Acquisitions Renewable Energy Reduced Emissions Fuel Industrial Energy Services Corporate allocations, interest, overheads $75 - $85 $600 - $800 million investment** 22 $52 * Reconciliation to GAAP reported earnings included in the appendix ** 2014-2018 forecast

• Overview • Long-Term Growth Update • Summary 23

Summary • Long-term plan supports continued 5% - 6% operating EPS growth • Constructive regulation, coupled with a focus on operational excellence and strong customer satisfaction, supports meaningful growth at the utilities • Solid earnings growth at non-utility businesses • Gas Storage & Pipelines developing growth platforms • Power & Industrial growth through acquisitions and expansion of existing portfolio 24

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 25

Appendix

We remain confident in our 2014 operating earnings* guidance (millions, except EPS) 2014 2Q YTD 2014 Guidance DTE Electric $265 $520 - $530 DTE Gas 125 120 - 126 Gas Storage & Pipelines 39 78 - 86 Power & Industrial Projects 28 75 - 85 Energy Trading ($2) $0 Corporate & Other (27) (49) - (45) DTE Energy Operating EPS $428 $2.42 $744 - $782 $4.20 - $4.40 Growth segments** Growth segments operating EPS $430 $2.43 $744 - $782 $4.20 - $4.40 * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Avg. Shares Outstanding 177 177 • Favorable DTE Gas 1Q performance provides contingency for mild summer and balance of year weather 27

2014 2014 2Q YTD Guidance Cash From Operations $1.1 $1.6 Capital Spending (1.1) (2.3) Free Cash Flow $0.0 ($0.7) Asset Sales - - Dividends (0.2) (0.5) Net Cash ($0.2) ($1.2) Debt Financing: Issuances $0.6 $2.1 Redemptions (0.7) (0.9) Change in Debt ($0.1) $1.2 We are on track to achieve 2014 cash flow guidance Cash Flow Summary (billions) 28 2014 2014 2Q YTD Guidance DTE Electric Operational $584 $1,080 Environmental 82 280 Renewable Energy 166 240 $832 $1,600 DTE Gas Operational $64 $150 Main Renewal / Meter Move-out / Pipeline Integrity 29 90 $93 $240 $161 $490 Total $1,086 $2,330 Non-Utility Capital Expenditures Summary (millions)

2013 2014E * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Leverage* Funds from Operations / Debt* 2013 2014E 49% 52% Target 50% - 52% 23% 22% Target 20% - 22% Strong balance sheet remains a key priority and supports growth • Targeting zero equity issuances in 2014 – Annual issuances of $200 million to $300 million in 2015 and 2016 • $1.4 billion of available liquidity as of June 30, 2014 • Refinancing over $900 million of long- term debt – Annualized pre-tax interest savings of nearly $20 million 29

30 2014 – 2016 cash from operations and equity issuances plan supports utility capital spend and a strong balance sheet (billions) * Excludes securitization ** Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Equity $0.5 Debt** $2.7 Sources of $8.0 billion Uses of $8.0 billion Cash from Operations* $4.8 Capital Spending $6.5 Dividends $1.5

2014E - 2018E Total 2008-2012 Average 2013A 2014E 2015E 2016E 2017E 2018E DTE Electric plans $6.7 billion of investments over the next 5 years $1,325 $1,600 $1,300 $1,100 $1,350 $1,000 * Includes AMI, Ludington expansion and other investments **Includes working capital Base New Generation Other Projects* Environmental Distribution Reliability $700 $500 $400 $4,000 $6,700 $1,100 (millions) 31 $12.4B $16.0 - $16.5B YE Rate Base** $560M $760M Depreciation $1,350

DTE Gas plans $1.2 billion of investments over the next 5 years 2013A 2014E 2015E 2016E 2017E 2018E $240 $240 $240 $240 $240 2014E - 2018E $500 $700 $1,200 Base Main Renewal, Meter Move-Out, Pipeline Integrity (millions) 32 $2.9B $3.5 - $3.7B YE Rate Base* $95M $114M Depreciation *Includes working capital $209

Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Future Expansion (planning phase) 0.2 - 0.5 2017 + Total Planned Capacity 1.0 - 1.3 Bluestone Pipeline (bi-directional) 0.6 Expansion #1 0.2 3Q 2014 Expansion #2 0.1 2Q 2015 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline 1.3 Potential NEXUS-related expansion TBD 2017+ Total Planned Capacity 1.3 + Proposed NEXUS Pipeline 1.5 2017 Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand 33

Second Quarter and June Year To Date Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

	Net Income (millions)				EPS			
	2Q'14	2Q'13	YTD '14	YTD '13	2Q'14	2Q'13	YTD '14	YTD '13
DTE Energy Report Earnings	$ 124	$ 105	$ 450	$ 339	$0.70	$0.60	$ 2.54	$ 1.94
DTE Electric	-	-	-	-	-	-	-	-
DTE Gas	-	-	-	-	-	-	-	-
Gas Storage & Pipelines	-	-	-	-				
Power & Industrial Projects								
Asset Impairment	-	4	-	4	-	0.02	-	0.02
Corporate & Other								
NY State Tax Law Change	-	-	8	-	-	-	0.04	-
DTE Energy Growth Segments Operating Earnings	$ 124	$ 109	$ 458	$ 343	$0.70	$0.62	$ 2.58	$ 1.96
Energy Trading								
Certain Mark to Market Transactions	4	-	(30)	-	0.03	-	(0.16)	-
DTE Energy Operating Earnings	$ 128	$ 109	$ 428	$ 343	$0.73	$0.62	$ 2.42	$ 1.96

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2008 – 2013 Full Year
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)						EPS					
	2008	2009	2010	2011	2012	2013	2008	2009	2010	2011	2012	2013
DTE Energy Report Earnings	$ 546	$ 532	$ 630	$ 711	$ 610	$ 661	$3.34	$3.24	$3.74	$4.18	$3.55	$3.76
DTE Electric												
Chrysler Bad Debt	-	4	-	-	-	-	-	0.02	-	-	-	-
Settlement with Detroit Thermal	-	-	(3)	-	-	-	-	-	(0.02)	-	-	-
Fermi 1 Asset Retirement Obligation	-	-	-	9	-	-	-	-	-	0.05	-	-
DTE Gas												
Performance Excellence Process	4	-	(20)	-	-	-	0.03	-	(0.12)	-	-	-
Gas Storage & Pipelines	-	-	-	-	-	-	-	-	-	-	-	-
Power & Industrial Projects												
Performance Excellence Process	1	-	-	-	-	-	0.01	-	-	-	-	-
Chrysler Bad Debt	-	1	-	-	-	-	-	0.01	-	-	-	-
General Motors Bad Debt	-	3	-	-	-	-	-	0.02	-	-	-	-
Coke Oven Gas Settlement	-	-	-	-	7	-	-	-	-	-	0.04	-
Chicago Fuels Terminal Sale	-	-	-	-	2	-	-	-	-	-	0.01	-
Pet Coke Mill Impairment	-	-	-	-	1	-	-	-	-	-	0.01	-
Asset Impairment	-	-	-	-	-	4	-	-	-	-	-	0.02
Energy Trading												
Performance Excellence Process	1	-	-	-	-	-	0.01	-	-	-	-	-
Certain Mark to Market Transactions	-	-	-	-	-	55	-	-	-	-	-	0.31
Corporate & Other												
Antrim Hedge	13	3	-	-	-	-	0.08	0.01	-	-	-	-
Crete Sale - Tax True-up	2	-	-	-	-	-	0.01	-	-	-	-	-
Michigan Corporate Income Tax Adj.	-	-	-	(87)	-	-	-	-	-	(0.50)	-	-
Unconventional Gas												
Core Barnett Sale	(81)	-	-	-	-	-	(0.50)	-	-	-	-	-
Barnett Lease Impairment	5	-	-	-	-	-	0.03	-	-	-	-	-
Discontinued Operations	(11)	6	8	3	56	-	(0.06)	0.03	0.04	0.02	0.33	-
Synfuel												
Discontinued Operations	(20)	-	-	-	-	-	(0.12)	-	-	-	-	-
DTE Energy Operating Earnings	$ 460	$ 549	$ 615	$ 636	$ 676	$ 720	$2.83	$3.33	$3.64	$3.75	$3.94	$4.09

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Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. The term “Growth segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2008 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. 36